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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-14595 and 333-02522) of Sun Communities Operating Limited Partnership of our report dated March 12, 2003 relating to the consolidated financial statements Sun Home Services, Inc. and Subsidiaries which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
Detroit, Michigan
April 12, 2003